Exhibit 10.42

EXECUTION VERSION

PLEDGE AGREEMENT

dated as of February 24, 2006

Among

CSC HOLDINGS, INC.
and

CERTAIN SUBSIDIARIES OF CSC HOLDINGS, INC.,

as Pledgors

and

BANK OF AMERICA, N.A.,
as Secured Party

TABLE OF CONTENTS

		Page

ARTICLE 1

SECURITY INTEREST

Section 1.01.	Grant of Security Interest	1

Section 1.02.	Validity and Priority of Security Interest	1

Section 1.03.	Maintenance of Status of Security Interest, Collateral and Rights	1

Section 1.04.	Evidence of Status of Security Interest	1

Section 1.05.	Pledgors Remain Obligated; Secured Party Not Obligated	2

ARTICLE 2

CERTAIN REPRESENTATIONS AND WARRANTIES

Section 2.01.	Required Taxes	2

Section 2.02.	Status of Collateral.	2

ARTICLE 3

CERTAIN COVENANTS

Section 3.01.	Certain Matters Relating to Preservation of Status of Security Interest	2

Section 3.02.	Preservation of Enforceability	3

Section 3.03.	Ownership and Defense of Collateral	3

Section 3.04.	Certain Rights of Secured Party and Pledgors	3

Section 3.05.	Distributions	3

Section 3.06.	No Amendments, Etc., of Collateral	3

Section 3.07.	No Disposition of Collateral	4

ARTICLE 4

EVENT OF DEFAULT

A.	Proceeds	4

Section 4.01.	Application of Proceeds	4

B.	Remedies	4

Section 4.02.	General	4

i

ii

Section 5.26.	Governing Law	14

Section 5.27.	LIMITATION OF LIABILITY	14

Section 5.28.	Severability of Provisions	15

Section 5.29.	Counterparts	15

Section 5.30.	Survival of Obligations	15

Section 5.31.	Entire Agreement	15

Section 5.32.	Successors and Assigns	15

ARTICLE 6

INTERPRETATION

Section 6.01.	Definitional Provisions	15

Section 6.02.	Other Interpretative Provisions	18

Section 6.03.	Captions	19

Schedule 1.03	Schedule of Required Action
Schedule 2.01	Schedule of Required Recording and Other Taxes and Recording, Filing and Other Fees and Charges

Schedule 2.02	Pledged Equity Interests
Schedule 3.06	Schedule of Restrictions on Securities

Exhibit A	Form of Pledge Agreement Joinder
Exhibit B	Form of Notice of Disposition of Collateral

iii

PLEDGE AGREEMENT

Dated as of February     , 2006

In consideration of the execution and delivery of the Credit Agreement by the Lenders listed on the signature pages thereof and Bank of America, N.A., as Administrative Agent, L/C Issuer and Collateral Agent, CSC Holdings, Inc., a Delaware corporation (the “Company”), and each of the undersigned subsidiaries of the Company (each, together with the Company and each Additional Pledgor (defined below) that becomes a party hereto pursuant to Section 5.23, collectively, the “Pledgors” and, individually, each a “Pledgor”) hereby agree with Bank of America, N.A., acting in its capacity as Collateral Agent, as Secured Party, as follows (with certain terms used herein being defined in Article 6):

ARTICLE 1

SECURITY INTEREST

Section 1.01.          Grant of Security Interest.  To secure the payment and performance of the Secured Obligations, each Pledgor hereby mortgages, pledges and assigns the Collateral to the Secured Party, and grants to the Secured Party for the benefit of the Principals, a continuing security interest in, and a continuing lien upon, the Collateral.

Section 1.02.          Validity and Priority of Security Interest.  Each Pledgor agrees that (a) the Security Interest shall at all times be valid, perfected and enforceable against such Pledgor and all third parties, in accordance with the terms hereof, as security for the Secured Obligations, and (b) the Collateral shall not at any time be subject to any Lien, other than a Permitted Lien, that is prior to, on a parity with or junior to such Security Interest.

Section 1.03.          Maintenance of Status of Security Interest, Collateral and Rights.  (a)  Required Action.  Each Pledgor shall take all action, including the actions specified on Schedule 1.03, that may be necessary, or that the Secured Party may reasonably request, so as at all times (i) to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of Section 1.02, (ii) to protect and preserve the Collateral and (iii) to protect and preserve, and to enable the exercise or enforcement of, the rights of the Secured Party therein and hereunder and under the other Collateral Documents.

(b)           Authorized Action.  The Secured Party is hereby authorized to file one or more financing or continuation statements or amendments thereto in the name of any Pledgor.  A carbon, photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement. The Secured Party shall provide such Pledgor with a copy of each financing or continuation statement or amendment thereto.

Section 1.04.          Evidence of Status of Security Interest.  The Secured Party may, from time to time at the expense of the Pledgors, obtain (a) such file search reports from such Uniform Commercial Code and other filing and recording offices and (b) such opinions of counsel relating to the Collateral, the attachment and perfection of the Security Interest and otherwise to this Agreement, as the Secured Party may reasonably require.

Section 1.05.          Pledgors Remain Obligated; Secured Party Not Obligated.  The grant by each Pledgor to the Secured Party of the Security Interest shall not (a) relieve such Pledgor of any Liability to any Person under or in respect of any of the Collateral or (b) impose on the Secured Party any such Liability or any Liability for any act or omission on the part of such Pledgor relative thereto.

ARTICLE 2

CERTAIN REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants as follows:

Section 2.01.          Required Taxes.  Except for those specified on Schedule 2.01, no recording or other Taxes or recording, filing or other fees or charges are payable in connection with, arise out of, or are in any way related to, the execution, delivery, performance, filing or recordation of any of the Collateral Documents or the creation or perfection of the Security Interest

Section 2.02.          Status of Collateral.  (a) None of the Pledged Equity Interest of such Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(b)           Each Pledgor represents and warrants that (i) so long as any Pledged Equity Interests are Collateral, such Collateral is and shall be (A) duly authorized and validly issued and fully paid and non-assessable and (B) freely saleable without limit, or registration or qualification under applicable Law and (ii) as of the date hereof, Schedule 2.02 is a true and correct list of all of the Pledged Equity Interests owned by such Pledgor in a Restricted Subsidiary.

ARTICLE 3

CERTAIN COVENANTS

Section 3.01.          Certain Matters Relating to Preservation of Status of Security Interest.

(a)           Change of Name, Identity, Etc.  Each Pledgor shall not change its name, identity, jurisdiction of organization, corporate structure or, in the case of any Pledgor which is not a registered organization organized under state law, its chief executive office specified therefor in Schedule 1.01(vii) to the Credit Agreement, without giving the Secured Party 30 days’ prior notice thereof or such other notice period that is acceptable to the Secured Party.

(b)           Other Financing Statements.  Except with respect to Permitted Liens, no Pledgor shall file, or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Secured Party is not named as the sole secured party except to the extent such filing relates to a Permitted Lien.

Section 3.02.          Preservation of Enforceability.  Each Pledgor shall take all action and obtain all consents and Government Approvals required so that its obligations under the Collateral Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms.

Section 3.03.          Ownership and Defense of Collateral.  Each Pledgor shall at all times (a) have good title to, and be the sole owner of, each asset that is Collateral, free of any Liens other than Permitted Liens, and free of (i) in the case of any Collateral that is a financial asset, any adverse claim (as defined in Section 8-102(a)(1) of the Uniform Commercial Code), and (ii) in the case of any Collateral that is an instrument, any claim referred to in Section 3-305(1) of the Uniform Commercial Code and (b) defend the Collateral against the claims and demands of all third Persons, except that this Section 3.03 shall not apply to (x) but for only so long as such Lien is a Permitted Lien, the interest in the Collateral and the claims and demands of a holder of a Permitted Lien or (y) Collateral to which Section 1.02 does not apply.

Section 3.04.          Certain Rights of Secured Party and Pledgors.  (a)  During an Event of Default, the Secured Party may, and is hereby authorized to, transfer into or register in its name or the name of its nominee any or all of the Collateral.  The Secured Party, after a notice to each applicable Pledgor that it intends to exercise its rights under this Section 3.04, may, from time to time, in its own or such Pledgor’s name, exercise any and all rights, powers and privileges with respect to the Collateral, and with the same force and effect, as could such Pledgor.

(b)           Unless and until the Secured Party exercises its rights under Section 3.04(a), such Pledgor may, with respect to any of the Pledged Equity Interests, vote and give consents, ratifications and waivers with respect thereto, except to the extent that any such would (A) be for a purpose that would constitute or result in a Default or (B) in the sole judgment of the Secured Party, detract from the value thereof as Collateral.

Section 3.05.          Distributions.  Each Pledgor may, unless an Event of Default is continuing and if permitted under the terms of the Credit Agreement, receive and retain all Distributions in respect of Equity Interests owned by such Pledgor. During an Event of Default, the Secured Party shall be entitled to receive and retain such Distributions and the Secured Party may notify, or request such Pledgor to notify, each applicable Restricted Subsidiary to make such Distributions directly to the Secured Party.

Section 3.06.          No Amendments, Etc., of Collateral.  Each Pledgor shall not enter into or permit to exist any restriction with respect to the transferability of or any rights under or in respect of the Collateral other than restrictions arising under the Loan Documents or set forth on Schedule 3.06.

Section 3.07.          No Disposition of Collateral.  Each Pledgor shall not, sell, lease, transfer or otherwise dispose of any Collateral, or any interest therein, except as permitted under the Credit Agreement.

ARTICLE 4

EVENT OF DEFAULT

During an Event of Default, and in each such case:

A.            Proceeds

Section 4.01.          Application of Proceeds.  All cash proceeds received by the Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral and all cash held by the Secured Party as Collateral shall, subject to the Secured Party’s right to continue to hold the same as cash Collateral, be applied as follows:

First:       To the payment of all out-of-pocket costs and expenses incurred in connection with the sale of or other realization upon the Collateral, including attorneys’ fees and disbursements;

Second:  To the payment of the Secured Obligations owing to the Secured Party in such order as the Secured Party may elect (with the Pledgors remaining liable for any deficiency);

Third:     To the payment of the Secured Obligations as set forth in Section 8.03 to the Credit Agreement; and

Fourth:   To the extent of the balance (if any) of such proceeds, to the payment to the Pledgors, subject to applicable Law and to any duty to pay such balance to the holder of any subordinate Lien in the Collateral.

B.            Remedies

Section 4.02.          General.  (a)  Power of Sale.  The Secured Party (i) may sell the Collateral in one or more parcels at public or private sale, at any of its offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as it may deem commercially reasonable, (ii) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and (iii) may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Foreclosure.  The Secured Party, instead of exercising the power of sale conferred upon it by Section 4.02(a) and applicable Law, may proceed by a suit or suits at law or in equity to foreclose the Security Interest and sell the Collateral, or any portion thereof, under a judgment or a decree of a court or courts of competent jurisdiction.

(c)           Receiver.  The Secured Party may obtain the appointment of a receiver of the Collateral and each Pledgor consents to and waives any right to notice of such appointment.

Section 4.03.          Secured Party’s Rights with Respect to Proceeds and Other Collateral.  (a)             All payments and other deliveries received by or for the account of the Secured Party from time to time pursuant to Section 3.05, together with the proceeds of all other Collateral from time to time held by or for the account of the Secured Party (whether as a result of the exercise by the Secured Party of its rights under Section 4.02(a) or (b) or otherwise) may, at the election of the Secured Party, (i) be held by the Secured Party, or any Person designated by the Secured Party to receive or hold the same, as Collateral, (ii) be or continue to be applied as provided in Section 4.01 or (iii) be disposed of as provided in Section 4.02(a) or (b) and Section 4.04.

(b)           Enforcement by Secured Party.  The Secured Party may, without notice to the Pledgors (to the extent permitted by law) and at such time or times as the Secured Party in its sole discretion may determine, exercise any or all of the Pledgors’ rights in, to and under, or in any way connected with or related to, any or all of the Collateral, including (i) demanding and enforcing payment and performance of, and exercising any or all of the Pledgors’ rights and remedies with respect to the collection, enforcement or prosecution of, any or all of the Collateral Obligations, in each case by legal proceedings or otherwise, (ii) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought to collect or enforce any or all of, the Collateral Obligations and (iii) preparing, filing and signing the name of any Pledgor on (A) any proof of claim or similar document to be filed in any bankruptcy or similar proceeding involving any Collateral Debtor and (B) any notice of lien, assignment or satisfaction of lien, or similar document in connection with any Collateral Obligation.

(c)           Adjustments.  The Secured Party may settle or adjust disputes and claims directly with Collateral Debtors for amounts and on terms that the Secured Party considers advisable and in all such cases only the net amounts received by the Secured Party in payment of such amounts, after deduction of out-of-pocket costs and expenses of collection, including reasonable attorneys’ fees, shall be subject to the other provisions of this Agreement.

Section 4.04.          Restricted Offering Dispositions of Pledged Equity Interest Collateral.  The Secured Party may, at its election, comply with any limitation or restriction (including any restriction on the number of prospective bidders and purchasers or any requirement that they have certain qualifications or that they represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Equity Interests) as it may be advised by counsel is necessary in order to avoid any violation of applicable Law or to obtain any Governmental Approval, and such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to such Pledgor for any discount allowed by reason of the fact that such Pledged Equity Interests are sold in compliance with any such limitation or restriction.  A private sale of which notice shall have been published in accordance with applicable “no action” letters published by the Securities and Exchange Commission, and that otherwise complies with such letters, shall be deemed to constitute a “public disposition” within the meaning of Section 9-610(c)(1) of the Uniform Commercial Code.

Section 4.05.          Notice of Disposition of Collateral.  Any notice to a Pledgor of disposition of Collateral may be in the form of Exhibit B.

Section 4.06.          Regulatory Approvals.  Any provision contained herein to the contrary notwithstanding, no action shall be taken hereunder by the Secured Party with respect to any item of Collateral unless and until all applicable requirements (if any) of any federal or state laws, rules and regulations of other regulatory or governmental bodies applicable to or having jurisdiction over the Pledgors have been satisfied with respect to such action and there shall have been obtained such consents, approvals and authorizations (if any) as may be required to be obtained from any operating municipality and any other governmental authority under the terms of any franchise, license or similar operating right held by any Pledgor that purports to restrict a change of ownership or control of such Collateral.  It is the intention of the parties hereto that any enforcement of the Liens in favor of the Secured Party on the Collateral shall in all relevant respects be subject to and governed by said statutes, rules and regulations and franchise, license or similar rights and that nothing in this Agreement shall be construed to diminish the control exercised by the Pledgors except in accordance with the provisions of such statutory requirements, rules and regulations, franchise, license, or similar right.  Each of the Pledgors agrees that upon request from time to time by the Secured Party it will use its reasonable best efforts to obtain any governmental, regulatory or third party consents to enforcement referred to in this Section 4.06.

ARTICLE 5

MISCELLANEOUS

Section 5.01.          Expenses of Each Pledgor’s Agreements and Duties.  The terms, conditions, covenants and agreements to be observed or performed by any Pledgor under the Collateral Documents shall be observed or performed by such Pledgor at its sole cost and expense.

Section 5.02.          Secured Party’s Right to Perform on Pledgors’ Behalf.  If any Pledgor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under the Collateral Documents, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of such Pledgor, and such Pledgor hereby authorizes the Secured Party so to do.

Section 5.03.          No Interference; Compensation or Expense.  The Secured Party may exercise its rights and remedies under the Collateral Documents (a) without resistance or interference by any Pledgor, (b) without payment of any kind to any Pledgor and (c) for the account, and at the expense, of any Pledgor.

Section 5.04.          Secured Party’s Right to Use Agents and to Act in Name of Pledgors.  The Secured Party may exercise its rights and remedies under the Collateral Documents through an agent or other designee and, in the exercise thereof, the Secured Party or any such other Person may act in its own name or in the name and on behalf of any Pledgor.

Section 5.05.          Limitation of Secured Party’s Obligations with Respect to Collateral.  (a)  The Secured Party shall have no obligation to protect or preserve any Collateral or to preserve rights pertaining thereto other than the obligation to use reasonable care in the custody and preservation of any Collateral in its possession.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.  The Secured Party shall be relieved of all responsibility for any Collateral in its possession upon surrendering it, or tendering surrender of it, to each applicable Pledgor.

(b)           Nothing contained in the Collateral Documents shall be construed as requiring or obligating the Secured Party, and the Secured Party shall not be required or obligated, to (i) make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Collateral Obligation or any other Collateral or the monies due or to become due thereunder or in connection therewith, (ii) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders, offers or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge or notice thereof, (iii) take any necessary steps to preserve rights against any prior parties with respect to any Collateral or (iv) notify any Pledgor of any decline in the value of any Collateral.

Section 5.06.          Rights of Secured Party Under Uniform Commercial Code and Applicable Law.  The Secured Party shall have, with respect to the Collateral, in addition to all of its rights and remedies under the Collateral Documents, (a) the rights and remedies of a secured party under the Uniform Commercial Code, whether or not the Uniform Commercial Code would otherwise apply to the Collateral in question, and (b) the rights and remedies of a secured party under all other applicable Law.

Section 5.07.          Waivers of Rights Inhibiting Enforcement.  Each Pledgor waives (a) the right to assert in any action or proceeding between it and the Secured Party any offsets or counterclaims that it may have, (b) all rights (i) of redemption, appraisement, valuation, stay and extension or moratorium and (ii) to the marshalling of assets and (c) all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under the Collateral Documents or the absolute sale of the Collateral, now or hereafter in force under any applicable Law, and such Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waive the benefit of all such laws and rights.

Section 5.08.          Power of Attorney.  (a)  In addition to the other powers granted the Secured Party by each Pledgor under the Collateral Documents, each Pledgor hereby appoints the Secured Party, and any other Person that the Secured Party may designate, as such Pledgor’s attorney-in-fact to act, during the continuance of an Event of Default, in the name, place and stead of such Pledgor in any way in which such Pledgor itself could do, with respect to each of the following:  (i) endorsing such Pledgor’s name on (A) any checks, notes, acceptances, money orders, drafts or other forms of payment, (B) any securities, instruments, documents, notices, or other documents or agreements relating to the Collateral, (C) schedules and assignments of Collateral Obligations and (D) notices of assignment, financing statements and other public records; (ii) taking any actions or exercising any rights, powers or privileges that such Pledgor is entitled to take or exercise and that, under the terms of any of the Collateral Documents, the Secured Party is expressly authorized to take or exercise; and (iii) doing or causing to be done any or all things necessary or, in the determination of the Secured Party, desirable to observe or perform the terms, conditions, covenants and agreements to be observed or performed by such Pledgor under the Collateral Documents and otherwise to carry out the provisions of the Collateral Documents.  Each Pledgor hereby ratifies and approves all acts of the attorney.

(b)           To induce any third Person to act under this Section 5.08, each Pledgor hereby agrees that any third Person receiving a duly executed copy or facsimile of this Agreement may act under this Section 5.08, and that the termination of this Section 5.08 shall be ineffective as to such third Person unless and until actual notice or knowledge of such termination shall have been received by such third Person, and each Pledgor, on behalf of itself and its successors and assigns, hereby agrees to indemnify and hold harmless any such third Person from and against any and all claims that may arise against such third Person by reason of such third Person having relied on the provisions of this Section 5.08.

Section 5.09.          Nature of Pledgors’ Obligations.  Each Pledgor’s grant of the Security Interest as security for the Secured Obligations (a) is absolute and unconditional, (b) is unlimited in amount, (c) shall be a continuing security interest securing all present and future Secured Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Secured Obligations and (d) shall be irrevocable.

Section 5.10.          No Release of Pledgor.  THE SECURITY INTEREST SHALL NOT BE LIMITED OR TERMINATED, NOR SHALL THE SECURED OBLIGATIONS SECURED THEREBY BE REDUCED OR LIMITED, NOR SHALL ANY PLEDGOR BE DISCHARGED OF ANY OF ITS OBLIGATIONS UNDER THE COLLATERAL DOCUMENTS, FOR ANY REASON WHATSOEVER (other than, subject to Section 5.13 and Section 5.15, the payment, observance and performance of the Secured Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not each applicable Pledgor shall have received notice thereof):

(a)           (i) any increase in the principal amount of, or interest rate applicable to, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Secured Obligations;

(b)           (i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any guaranties of the Secured Obligations;

(c)           (i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, any collateral now or hereafter securing the Secured Obligations or any guaranties thereof;

(d)           any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to the Secured Party, including (i) any election not or failure to exercise any right of setoff, recoupment or counterclaim, (ii) any election of remedies effected by the Secured Party, including the foreclosure upon any real estate constituting collateral, whether or not such election affects the right to obtain a deficiency judgment, and (iii) any election by the Secured Party in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Code; and

(e)           Any other act or failure to act or any other event or circumstance that (i) varies the risk of such Pledgor hereunder or (ii) but for the provisions hereof, would, as a matter of statute or rule of law or equity, operate to limit or terminate the security interest or to reduce or limit the Secured Obligations secured thereby or to discharge such Pledgor from any of its obligations under the Collateral Documents.

Section 5.11.          Certain Other Waivers.  Each Pledgor waives:

(a)           any requirement, and any right to require, that any right or power be exercised or any action be taken against the Company, any other Pledgor, any guarantor or any collateral for the Secured Obligations;

(b)           all defenses to, and all setoffs, counterclaims and claims of recoupment against, the Secured Obligations that may at any time be available to the Company, any other Pledgor, or any guarantor;

(c)           (i)  notice of acceptance of and intention to rely on the Collateral Documents, (ii) notice of the making or renewal of any Loans or other Credit Extension under the Credit Agreement and of the incurrence or renewal of any other Secured Obligations, (iii) notice of any of the matters referred to in Section 5.10 and (iv) all other notices that may be required by applicable Law or otherwise to preserve any rights against such Pledgor under the Collateral Documents, including any notice of default, demand, dishonor, presentment and protest;

(d)           diligence;

(e)           any defense based upon, arising out of or in any way related to (i) any claim that any election of remedies by the Secured Party, including the exercise by the Secured Party of any rights against any collateral, impaired, reduced, released or otherwise extinguished any right that such Pledgor might otherwise have had against the Company, any other Pledgor, or any guarantor or against any collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, (ii) any claim based upon, arising out of or in any way related to any of the matters referred to in Section 5.10 and (iii) any claim that the Collateral Documents should be strictly construed against the Secured Party; and

(f)            ALL OTHER DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS CLAUSE (f), BE AVAILABLE TO SUCH PLEDGOR AS (i) A DEFENSE AGAINST THE ENFORCEMENT OF THE SECURITY INTEREST, (ii) A REDUCTION OR LIMITATION OF THE SECURED OBLIGATIONS SECURED THEREBY OR (iii) A DEFENSE AGAINST ITS OBLIGATIONS UNDER THE COLLATERAL DOCUMENTS.

Section 5.12.          Continuance and Acceleration of Secured Obligations Upon Certain Events.  If:

(a)           any Event of Default that the Credit Agreement states is to result in the automatic acceleration of any Secured Obligations shall occur;

(b)           any injunction, stay or the like that enjoins any acceleration, or demand for the payment, observance or performance, of any Secured Obligations that would otherwise be required or permitted under the Credit Agreement shall become effective; or

(c)           any Secured Obligations shall be or be determined to be or become discharged, disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency);

then (i) such Secured Obligations shall, for all purposes of the Collateral Documents, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at the Default Rate and (ii) the Secured Party may, with respect to such Secured Obligations, exercise all of the rights and remedies under the Collateral Documents that would be available to it during an Event of Default.

Section 5.13.          Recovered Payments.  The Secured Obligations shall be deemed not to have been paid, observed or performed, and each Pledgor’s obligations under the Collateral Documents in respect thereof shall continue and not be discharged, to the extent that any payment, observance or performance thereof by any guarantor, or out of the proceeds of any other collateral, is recovered from or paid over by or for the account of the Secured Party for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Secured Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by the Secured Party (whether or not consented to by any Pledgor or any guarantor) of any claim for any such recovery or payment over.  Each Pledgor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be obligated hereunder with respect to any Secured Obligations whenever such a recovery or payment over occurs.

Section 5.14.          Evidence of Secured Obligations.  The records of the Secured Party shall be conclusive evidence of the Secured Obligations and of all payments, observances and performances in respect thereof.

Section 5.15.          Binding Nature of Certain Adjudications.  Each Pledgor shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Secured Obligations, and by a judgment, award or decree entered therein.

Section 5.16.          Subordination of Rights.  All rights that any Pledgor may at any time have against any other Pledgor, any guarantor or any other collateral for the Secured Obligations (including rights of subrogation, exoneration, reimbursement and contribution and whether arising under applicable Law or otherwise) in any way arising out of, related to, or connected with, (i) such Pledgor’s grant of a security interest in the Collateral or its other obligations under the Collateral Documents, (ii) any obligation of contribution such Pledgor may have, or (iii) any sale or other disposition of the Collateral by the Secured Party or the payment or performance by such Pledgor of any obligation referred to in clause (i) or (ii), are hereby expressly subordinated to the prior payment, observance and performance in full of the Secured Obligations.  Each Pledgor shall not enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 5.16 until the Secured Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights.  If any amount shall be paid to or recovered by any Pledgor (whether directly or by way of setoff, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 5.16, such amount shall be held in trust by such Pledgor for the benefit of the Secured Party, not commingled with any of such Pledgor’s other funds and forthwith paid over to the Secured Party, in the exact form received, together with any necessary endorsements, to be applied and credited against, or held as security for, the Secured Obligations.

Section 5.17.          Termination of Security Interest.  The Security Interest and all of the Pledgors’ obligations under Articles 1, 3 and 4 shall terminate upon the latest of (a) the repayment, to the extent due, and, to the extent not due, the satisfaction or securing, in a manner acceptable to the Secured Party, of the Secured Obligations, (b) the termination of the Commitments, and (c) the discharge, dismissal with prejudice, settlement, release or other termination of any other claims relating to the Credit Agreement or the Collateral Documents that may be pending or threatened against such Indemnified Persons.  Notwithstanding anything to the contrary above, in the event that any Pledgor is re-designated by the Company as an Unrestricted Subsidiary in accordance with Section 7.08 of the Credit Agreement, such Pledgor’s

Security Interest and obligations under Articles 1, 3 and 4 shall terminate on the date of such re-designation.

Section 5.18.          Notices.  (a)  Manner of Delivery.  All notices, communications and materials to be given or delivered pursuant to the Collateral Documents shall be given or delivered in the manner and at the address, telephone numbers and telecopier numbers specified in Section 10.02 of the Credit Agreement.  In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent the Secured Party has acted in reliance on such telephonic notice.

(b)           Reasonable Notice.  Any requirement under applicable Law of reasonable notice by the Secured Party or the other Principals to any Pledgor of any event in connection with, or in any way related to, the Collateral Documents or the exercise by the Secured Party or the other Principals of any of its rights thereunder shall be met if notice of such event is given to such Pledgor in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

Section 5.19.          Interest.  All amounts due and payable under the Collateral Documents shall bear interest in accordance with Section 2.07(b) and Section 2.09 of the Credit Agreement.

Section 5.20.          Payments by the Pledgors.  (a)  Time, Place and Manner.  All payments due to the Secured Party under the Collateral Documents shall be made in accordance with Section 2.11 of the Credit Agreement, with all references to the “Administrative Agent” therein meaning the Secured Party for purposes hereof.

(b)           No Reductions.  All payments due to any Principal under the Collateral Documents, and all other terms, conditions, covenants and agreements to be observed and performed by any Pledgor thereunder, shall be made, observed or performed by such Pledgor without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether, in any case, in respect of an obligation owed by such Principal to any Pledgor or any guarantor and, in the case of a counterclaim, whether sounding in tort, contract or otherwise) or Tax, except, subject to Section 3.01 of the Credit Agreement, for any withholding or deduction for Taxes required to be withheld or deducted under applicable Law.

(c)           Taxes.  All of the terms and provisions of Section 3.01 of the Credit Agreement are hereby incorporated by reference in this Agreement to the same extent as if fully set forth herein, with all references therein to (i) the “Company” meaning each Pledgor for purposes hereof, (ii) the “Administrative Agent” meaning the Secured Party for purposes hereof and (iii) this “Credit Agreement” meaning this Agreement for purposes hereof.

Section 5.21.          Remedies of the Essence.  The various rights and remedies of the Principals under the Collateral Documents are of the essence of those agreements, and the

Principals shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

Section 5.22.          Rights Cumulative.  Each of the Principals’ rights and remedies under the Collateral Documents shall be in addition to all of their other rights and remedies under the Collateral Documents and applicable Law, and nothing in the Collateral Documents shall be construed as limiting any such rights or remedies.

Section 5.23.          Amendments; Waivers; Additional Pledgors.  Any term, covenant, agreement or condition of the Collateral Documents may be amended, and any right under the Collateral Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Secured Party and, in the case of an amendment, by the applicable Pledgor or Pledgors, as the case may be.  Unless otherwise specified in such waiver, a waiver of any right under the Collateral Documents shall be effective only in the specific instance and for the specific purpose for which given.  No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Secured Party or the other Principals under the Collateral Documents or applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Secured Party or the other Principals under the Collateral Documents or applicable Law.  In the event that any Guarantor (including any New Restricted Subsidiary that becomes a Guarantor pursuant to Section 7.08 of the Credit Agreement) that is not a party under this Agreement, hereafter owns or acquires any right, title or interest in any Restricted Subsidiary (including any New Restricted Subsidiary), the Company shall cause such Guarantor to execute and deliver a Pledge Agreement Joinder, at which time (a) such Guarantor shall be referred to as an “Additional Pledgor” and shall become and be a Pledgor hereunder, and each reference in this Agreement to a “Pledgor” shall also mean and be a reference to such Additional Pledgor, and each reference in any other Loan Document to a “Pledgor” shall also mean and be a reference to such Additional Pledgor, and (b) each reference herein to “this Agreement,” “hereunder,” “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Document to the “Pledge Agreement,” “thereunder,” “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Pledge Agreement Joinder.

Section 5.24.          Assignments and Participations.  (a)  Assignments.  (i)  Each Pledgor may not assign any of its rights or obligations under the Collateral Documents without the prior written consent of the Secured Party, and no assignment of any such obligation shall release such Pledgor therefrom unless the Secured Party shall have consented to such release in a writing specifically referring to the obligation from which such Pledgor is to be released.

(ii)           Each Lender may, in connection with any assignment to any Person of any or all of the Secured Obligations or the Commitment, assign to such Person any or all of its rights and obligations under the Collateral Documents and with respect to the Collateral without any consent of the Pledgor, the Secured Party or any other Principal, other than as required by the Credit Agreement.  Any such assignment of any such obligation shall release such Lender therefrom.

(b)           Participations.  Each Lender may, in connection with any grant to any Person of a participation in any or all of the Secured Obligations or the Commitment, grant to such Person a participation in any or all of its rights and obligations under the Collateral Documents and with respect to the Collateral without the consent of any Pledgor, the Secured Party or any other Principal, other than as required by the Credit Agreement.

Section 5.25.          Successor Secured Parties.  Upon the acceptance by any Person of its appointment as a successor Collateral Agent, (a) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the Secured Party under the Collateral Documents and the retiring Collateral Agent shall be discharged from its duties and obligations as Secured Party thereunder and (b) the retiring Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Collateral Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Secured Party with respect to the Collateral to the successor Collateral Agent.

Section 5.26.          Governing Law.  The rights and duties of each Pledgor, the Secured Party and the other Principals under the Collateral Documents shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

Section 5.27.          LIMITATION OF LIABILITY.  NEITHER THE SECURED PARTY NOR ANY OTHER PRINCIPAL SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR:

(a)           ANY LOSS OR DAMAGE SUSTAINED BY SUCH PLEDGOR, OR ANY LOSS, DAMAGE, DEPRECIATION OR OTHER DIMINUTION IN THE VALUE OF ANY COLLATERAL, THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, (i) ANY ACT OR FAILURE TO ACT REFERRED TO IN SECTION 5.10 OR (ii) ANY EXERCISE OF ANY RIGHT OR REMEDY UNDER THE COLLATERAL DOCUMENTS, EXCEPT, IN THE CASE OF CLAUSE (ii), FOR ANY SUCH LOSS, DAMAGE, DEPRECIATION OR DIMINUTION TO THE EXTENT THAT THE SAME IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE PLEDGOR AND SUCH PRINCIPAL, FINAL AND NOT SUBJECT TO REVIEW ON APPEAL, TO BE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF SUCH PRINCIPAL CONSTITUTING (x) WILLFUL MISCONDUCT, (y) GROSS NEGLIGENCE; OR

(b)           ANY SPECIAL, INDIRECT OR CONSEQUENTIAL, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE DAMAGES SUFFERED BY SUCH PLEDGOR IN CONNECTION WITH ANY COLLATERAL DOCUMENT RELATED CLAIM.

Section 5.28.          Severability of Provisions.  Any provision of the Collateral Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 5.29.          Counterparts.  Each Collateral Document may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

Section 5.30.          Survival of Obligations.  Except as otherwise expressly provided therein, the rights and obligations of each Pledgor, the Secured Party and the other Indemnified Persons under the Collateral Documents shall survive last Maturity Date applicable to the Facilities and the termination of the Security Interest.

Section 5.31.          Entire Agreement.  This Agreement embodies the entire agreement among each Pledgor and the Secured Party relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

Section 5.32.          Successors and Assigns.  All of the provisions of each Collateral Document shall be binding on and inure to the benefit of the parties thereto and their respective successors and assigns.

ARTICLE 6

INTERPRETATION

Section 6.01.          Definitional Provisions.  (a)  Certain Terms Defined by Reference.  (i)  Except where the context clearly indicates a different meaning, all terms defined in Article 1, 8 or 9 of the Uniform Commercial Code, as in effect on the date hereof, are used herein with the meanings therein ascribed to them.  In addition, the terms “collateral” and “security interest”, when capitalized, have the meanings specified in subsection (b) below.

(ii)           Except in the case of “Collateral” and “Permitted Lien” and as otherwise specified herein, all terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

(b)           Other Defined Terms.  For purposes of this Agreement:

“Additional Pledgor” shall have the meaning assigned to such term in Section 5.23 hereto.

“Agreement” means this Agreement, including all schedules, annexes and exhibits hereto.

“Collateral” means, with respect to each Pledgor, such Pledgor’s interest (WHATEVER IT MAY BE) in each of the following, IN EACH CASE WHETHER NOW OR

HEREAFTER EXISTING OR NOW OWNED OR HEREAFTER ACQUIRED BY SUCH PLEDGOR AND WHETHER OR NOT THE SAME IS NOW CONTEMPLATED, ANTICIPATED OR FORESEEABLE, and whether or not the same is subject to Article 8 or 9 of the Uniform Commercial Code or is Collateral by reason of one or more than one of the following clauses:

(i)            the Pledged Equity Interests;

(ii)           all rights (contractual and otherwise and whether constituting accounts, general intangibles or investment property or financial assets) constituting, arising under, connected with, or in any way related to, any or all Collateral;

(iii)          all claims (including the right to sue or otherwise recover on such claims) (A) to items referred to in the definition of Collateral, (B) under warranties relating to any of the Collateral, and (C) against third parties that in any way arise under or out of or are related to or connected with any or all of the Collateral; and

(iv)          all products and proceeds of Collateral in whatever form.

“Collateral Debtor” means a Person (including the maker or drawer of any instrument) obligated on, bound by, or subject to, a Collateral Obligation.

“Collateral Document Related Claim” means any claim (whether civil, criminal or administrative and whether arising under any applicable Law, including any “environmental” or similar law, or sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, (i) the Collateral Documents, (ii) the relationships established thereunder (iii) the exercise of any right or remedy available thereunder or under applicable Law or (iv) the Collateral, whether such claim arises or is asserted before or after the date hereof or before or after the release of the Security Interest.

“Collateral Documents” means (i) this Agreement and (ii) any other agreement, document or instrument entered into pursuant to or as contemplated by this Agreement, whether now or hereafter executed.

“Collateral Obligation” means a Liability that is Collateral and includes any such constituting or arising under any instrument.

 “Contract” means (a) any agreement (whether bilateral or unilateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

“Credit Agreement” means that certain Credit Agreement, dated as of February 24, 2006 among CSC Holdings, Inc., certain subsidiaries of CSC Holdings, Inc. party thereto, the lenders which are parties thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent and L/C Issuer.

“Distributions” means all (i) dividends (whether or not payable in cash), interest, principal payments and other distributions (including cash and securities payable in connection with calls, conversions, redemptions and the like), on, and all rights, contractual and otherwise, (whether such dividends, interest, principal payments, other distributions and rights constitute accounts, contract rights, investment property and or general intangibles), arising under, connected with or in any way relating to any Equity Interests, and (ii) proceeds thereof (including cash and securities receivable in connection with tender or other offers).

 “Governmental Approval” means any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit.

“Governmental Registration” means any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

 “Indemnified Person” means any Person that is, or at any time was, the Collateral Agent, a Lender, an Affiliate of the Collateral Agent or a Lender or a director, officer, employee or agent of any such Person.

 “Liability” of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, whether arising under Contract, applicable Law, or otherwise, whether sounding in contract or in tort, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

“Permitted Lien” means (i) a Lien consented to in writing by the Secured Party but only if the Secured Party shall not have requested the discharge thereof and (ii) a Lien created in favor of the Secured Party under the Credit Agreement or the Collateral Documents.

“Pledge Agreement Joinder” means a Pledge Agreement Joinder, substantially in the form of Exhibit A, or otherwise in form and substance acceptable to the Collateral Agent.

 “Pledged Equity Interests” means, with respect to each Pledgor, all of the Equity Interests now owned or hereafter acquired by such Pledgor, and all of such Pledgor’s other rights, title and interests in, or in any way related to, each Restricted Subsidiary to which any of such Equity Interests relate, including, without limitation: (i) all additional Equity Interests hereafter from time to time acquired by such Pledgor in any manner, together with all dividends, cash, instruments and other property hereafter from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of any such Equity Interest; (ii) all other payments due or to become due to such Pledgor in respect of any such Equity Interest, whether under any partnership agreement, limited liability company agreement, other agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (iii) all of such Pledgor’s claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement, other agreement or at law or otherwise in respect of any such Equity Interest; (iv) all present and future claims, if any, of such Pledgor against any such Restricted Subsidiary for moneys loaned or advanced, for services rendered or otherwise; (v) all of such Pledgor’s rights under any partnership agreement, limited liability company agreement, other agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any such Equity Interest; (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing; (vii) all certificates and instruments representing or evidencing any of the foregoing; and (viii) all cash, securities, interest, distributions, dividends, rights, other property and other Distributions at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

“Pledgor” shall have the meaning given in the introductory paragraph to this Agreement.

“Principals” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 7.05 of the Credit Agreement, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Secured Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Secured Party” means the Collateral Agent, acting both on its own behalf as Collateral Agent and as the agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the other Principals.

“Security Interest” means the mortgages, pledges and assignments to the Secured Party of, the continuing security interest of the Secured Party in, and the continuing lien of the Secured Party upon, the Collateral intended to be effected by the terms of this Agreement or any of the other Collateral Documents.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of New York.

Section 6.02.          Other Interpretative Provisions.  (a)  Each power of attorney, license and other authorization in favor of the Secured Party or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

(b)           Except as otherwise indicated, any reference herein to the “Collateral”, the “Secured Obligations”, the “Collateral Documents”, the “Principals” or any other collective or plural term shall be deemed a reference to each and every item included within the category described by such collective or plural term, so that (i) a reference to the “Collateral”, the “Secured Obligations” or the “Principals” shall be deemed a reference to any or all of the Collateral, the Secured Obligations or the “Principals”, as the case may be, and (ii) a reference to the “obligations” of a Pledgor under the “Collateral Documents” shall be deemed a reference to each and every obligation under each and every Collateral Document, as the case may be, whether any such obligation is incurred under one, some or all of the Collateral Documents, as the case may be.

(c)           Except where the context clearly indicates a different meaning, references in this Agreement to instruments and other types of property, means the same to the extent they are Collateral.

(d)           Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the other Collateral Documents or any certificate, opinion or other document delivered pursuant hereto or thereto.

Section 6.03.          Captions.  Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, the Collateral Documents are included for convenience of reference only and shall not constitute a part of the Collateral Documents for any other purpose or in any way affect the meaning or construction of any provision of the Collateral Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the date hereof.

CSC HOLDINGS, INC.

By	/s/ John Bier
Name: John Bier
Title: Sr. Vice President & Treasurer

CABLEVISION OF CONNECTICUT CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION OF CLEVELAND G.P., INC.

CABLEVISION OF CLEVELAND L.P., INC.

CSC ACQUISITION CORPORATION

CSC ACQUISITION - MA, INC.

CABLEVISION OF BROOKLINE, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

ARSENAL MSUB 2, INC.

PETRA CABLEVISION CORPORATION

CABLEVISION OF WAPPINGERS FALLS, INC.

CSC OPTIMUM HOLDINGS, LLC

CABLEVISION AREA 9 CORPORATION

CABLEVISION FAIRFIELD CORPORATION

By	/s/ John Bier
Name: John Bier
Title: Authorized Signatory

of each of the above-named entities

s-1

CABLEVISION LIGHTPATH, INC., effective after receipt of the regulatory approval specified on Schedule 6.03

By	/s/ John Bier
Name: John Bier
Title: Authorized Signatory

s-2

BANK OF AMERICA, N.A., acting in its capacity as Collateral Agent, as Secured Party

By
Name:
Title:

s-3

Schedule 1.03

SCHEDULE OF REQUIRED ACTION

Pursuant to, and without thereby limiting, its obligations under Section 1.03, each Pledgor hereby agrees that it will:

In the case of Collateral that consists of Securities:

(i)            Certificated:  Deliver to the Secured Party certificates evidencing such Securities either (1) in bearer form (UCC Section 8-106(a)) or (2) if such Security is in registered form, either (x) registered in the name of the Secured Party (UCC Section 8-106(b)(2)), (y) indorsed to the Secured Party or in blank by an effective indorsement (UCC Sections 8-106(b)(1) 8-107, 8-401 and 8-402) or (z) accompanied by blank stock powers (UCC Sections 8-106(b)(1), 8-401 and 8-402);

 (ii)          Uncertificated:  Deliver to the Secured Party written confirmation from the issuer of such Securities that such issuer has registered the Secured Party as the registered owner of such Securities (UCC Section 8-106(c)(1) and UCC Section 8-301(b)(1)); and

(iii)          Filing of completed UCC-1 Financing Statements, each in form satisfactory and acceptable to the Secured Party.

Schedule 2.01

SCHEDULE OF REQUIRED RECORDING AND OTHER TAXES AND RECORDING,
FILING AND OTHER FEES AND CHARGES

1.             Filing fees in connection with Uniform Commercial Code financing statements.

Schedule 2.02

SCHEDULE OF PLEDGED EQUITY INTERESTS

Pledged Equity Interests
Issuer	Owner	Class Or Series	Share Certificate No.	Percent of Equity Interest Owned	Percent of Equity Interest Pledged
1047 E 46TH Street Corporation	CSC Holdings, Inc.	common stock	1	100%	100%
151 S. Fulton Street Corporation	CSC Holdings, Inc.	common stock	1	100%	100%
2234 Fulton Street Corporation	CSC Holdings, Inc.	common stock	1	100%	100%
A-R Cable Services - NY, Inc.	CSC Acquisition- MA, Inc.	common stock	1	100%	100%
Arsenal Msub 2, Inc.	CSC Holdings, Inc.	common stock	6	100%	100%
Cablevision Area 9 Corporation	Cablevision of Connecticut Corporation	common stock	2	100%	100%
Cablevision Digital Development, LLC	CSC Holdings, Inc.	LLC Membership Interests		100%	100%
Cablevision Fairfield Corporation	CSC Holdings, Inc.	common stock	1	100%	100%
Cablevision Lightpath - CT, Inc.	Cablevision Lightpath, Inc.	common stock	1	100%	100%
Cablevision Lightpath - NJ, Inc.	Cablevision Lightpath, Inc.	common stock	1	100%	100%
Cablevision Lightpath - NY, Inc.	Cablevision Lightpath, Inc.	common stock	1	100%	100%
Cablevision Lightpath, Inc. (1)	CSC Holdings, Inc.	common stock	1	100%	100%
Cablevision of Brookhaven, Inc.	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision of Brookline, Inc.	CSC Holdings, Inc.	common stock	1	100%	100%
Cablevision of Cleveland G.P., Inc.	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision of Cleveland L.P., Inc.	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision of Connecticut Corporation	CSC Holdings, Inc.	common stock	1	100%	100%
Cablevision of Litchfield, Inc.	CSC Holdings, Inc.	common stock	1	100%	100%
Cablevision of Southern Westchester, Inc.	CSC Holdings, Inc.	common stock	7	100%	100%
Cablevision of the Midwest Holding Co., Inc.	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision of Wappingers Falls, Inc.	CSC Holdings, Inc.	common stock	1	100%	100%

Cablevision VOIP, LLC	CSC Optimum Holdings, LLC	LLC Membership Interests		100%	100%
Cablevision Systems Brookline Corporation	Cablevision of Brookline, Inc.	common stock	2	100%	100%
Cablevision Systems Dutchess Corporation	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision Systems East Hampton Corporation	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision Systems Great Neck Corporation	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision Systems Huntington Corporation	Cablevision Systems Suffolk Corporation.	common stock	1	100%	100%
Cablevision Systems Islip Corporation	CSC Holdings, Inc.	common stock	2	100%	100%
Cablevision Systems Long Island Corporation	CSC Holdings, Inc.	common stock	3	100%	100%
Cablevision Systems New York City Corporation	CSC Holdings, Inc.	common stock	3	100%	100%
Cablevision Systems Suffolk Corporation	Cablevision Systems Long Island Corporation.	common stock	4	100%	100%
Cablevision Systems Westchester Corporation	Cablevision Systems Long Island Corporation	common stock	1	100%	100%
Communications Development Corporation	CSC Holdings, Inc.	common stock	2	100%	100%
CSC Acquisition - MA, Inc.	CSC Acquisition Corporation	common stock	1	100%	100%
CSC Acquisition - NY, Inc.	CSC Acquisition Corporation	common stock	1	100%	100%
CSC Acquisition Corporation	CSC Holdings, Inc.	common stock	2	100%	100%
CSC Optimum Holdings, LLC	CSC Holdings, Inc.	LLC Membership Interests		100%	100%
CSC TKR, Inc.	CSC Holdings, Inc.	common stock	2	100%	100%
Lightpath VOIP, LLC	Cablevision Lightpath, Inc.	LLC Membership Interests		100%	100%
Petra Cablevision Corp.	Arsenal Msub 2, Inc.	common stock	133	100%	100%
Samson Cablevision Corp.	Petra Cablevision Corp.	common stock	2	100%	100%
Suffolk Cable Corporation	Petra Cablevision Corp.	common stock	1	100%	100%
Suffolk Cable of Shelter Island, Inc.	Petra Cablevision Corp.	common stock	1	100%	100%

2

Suffolk Cable of Smithtown, Inc.	Petra Cablevision Corp.	common stock	1	100%	100%
Telerama, Inc.	CSC Holdings, Inc.	common stock	58	100%	100%
Cablevision of Ossining Limited Partnership	Cablevision Systems Brookline Corporation	General Partnership Interest		.5%	.5%
Cablevision of Ossining Limited Partnership	Cablevision of Wappingers Falls, Inc	Limited Partnership Interest		99%	99%
Cablevision Systems of Southern Connecticut Limited Partnership	Cablevision Fairfield Corporation	General Partnership Interest		92%	92%
Cablevision Systems of Southern Connecticut Limited Partnership	CSC Holdings, Inc	Limited Partnership Interest		8%	8%
Cablevision of Connecticut Limited Partnership	CSC Holdings, Inc	Limited Partnership Interest		4.81912%	4.81912%
Cablevision of Connecticut Limited Partnership	Cablevision Area 9 Corporation	Limited Partnership Interest		.57677%	.57677%
Cablevision of Connecticut Limited Partnership	Communications Development Corporation	General Partnership Interest		.00990%	.00990%
Cablevision of Connecticut Limited Partnership	Cablevision Area 9 Corporation	General Partnership Interest		94.59421%	94.59421%
Cablevision of Cleveland, L.P.	Cablevision of Cleveland GP, Inc.	General Partnership Interest		90%	90%
Cablevision of Cleveland, L.P.	Cablevision of Cleveland LP, Inc.	Limited Partnership Interest		10%	10%

(1)          The undersigned hereby agrees that it shall become a party to, and be fully bound by, the terms of this Agreement immediately upon issuance of the regulatory approval referred to in Schedule 6.03 of the Credit Agreement.

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Schedule 3.06

SCHEDULE OF RESTRICTIONS ON SECURITIES

1.  None, other than possible requirements of consent of transfer from the Company or another Restricted Subsidiary.

Exhibit A

FORM OF
PLEDGE AGREEMENT JOINDER

This PLEDGE AGREEMENT JOINDER, dated as of                   ,           (this “Agreement”), is made by [Insert Name of New Pledgor], a [Insert State of Organization] [corporation, limited partnership or limited liability company] (the “New Pledgor”), in favor of Bank of America, N.A., as Collateral Agent (the “Collateral Agent”) for the benefit of the Principals (as defined in the Pledge Agreement referred to below).

RECITALS:

(1)           CSC Holdings, Inc., a Delaware corporation (the “Company”), the Restricted Subsidiaries party thereto, the Lenders party thereto, and the Collateral Agent are parties to a Credit Agreement dated as of February     , 2006 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”).

(2)           In connection with the Credit Agreement, the Company and certain other pledgors (each, together with the Company, collectively, the “Pledgors” and individually, each a “Pledgor”) entered into a Pledge Agreement (as the same may from time to time be amended, restated or otherwise modified, the “Pledge Agreement”), pursuant to which the Pledgors granted to the Collateral Agent for the benefit of the Principals a security interest in and pledge of the Collateral described in the Pledge Agreement.

(3)           The New Pledgor is a Restricted Subsidiary (as defined in the Credit Agreement) and desires to become a party to the Pledge Agreement pursuant to Section 5.23 of the Pledge Agreement and to become a “Pledgor” thereunder.

(4)           Capitalized terms used but not defined herein have the meanings given to such terms in the Pledge Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the New Pledgor hereby agrees as follows:

Section 1.               Assumption and Joinder.

(a)           The New Pledgor hereby expressly assumes, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a “Pledgor” under the Pledge Agreement and all of the other Loan Documents (as defined in the Credit Agreement) applicable to it as a Pledgor under the Pledge Agreement.  By virtue of the foregoing, the New Pledgor hereby accepts and assumes any liability of a Pledgor related to each representation, warranty, covenant or obligation made by a Pledgor in the Pledge Agreement, and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations.  In connection with the foregoing, the New Pledgor hereby mortgages, pledges and assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Principal, a continuing security interest in, and a continuing lien upon, all of the Collateral of the New Pledgor on the terms and conditions set forth in the Pledge Agreement.

(b)           All references to the term Pledgor in the Pledge Agreement or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the New Pledgor.

Section 2.               Representations and Warranties.  The New Pledgor hereby represents and warrants to the Collateral Agent and the Secured Creditors as follows:

(a)           The New Pledgor has the requisite [corporate, partnership or company] power and authority to enter into this Agreement and to perform its obligations hereunder and under the Pledge Agreement and any other Loan Document to which it is a party.  The execution, delivery and performance of this Agreement by the New Pledgor and the performance of its obligations under this Agreement, the Pledge Agreement, and any other Loan Document have been duly authorized by the [Board of Directors of the New Pledgor] and no other [corporate, partnership or company] proceedings on the part of the New Pledgor are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Pledge Agreement or any other Loan Document.  This Agreement has been duly executed and delivered by the New Pledgor.  This Agreement, the Pledge Agreement and each Loan Document constitutes the legal, valid and binding obligation of the New Pledgor enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

(b)           The representations and warranties set forth in the Pledge Agreement are true and correct in all material respects on and as of the date hereof as such representations and warranties apply to the New Pledgor (except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.

Section 3.               Further Assurances.  At any time and from time to time, upon the Collateral Agent’s request and at the sole expense of the New Pledgor, the New Pledgor will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Collateral Agent reasonably deems necessary to effect the purposes of this Agreement.

Section 4.               Binding Effect.  This Agreement shall be binding upon the New Pledgor and shall inure to the benefit of the Collateral Agent and the other Principals and their respective successors and assigns.

Section 5.               Governing Law.  This Agreement and the rights and duties of the parties hereunder shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

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Section 6.               JURY TRIAL WAIVER.  THE NEW PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 7.               Miscellaneous.  Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually executed copy of this Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

[ ]

By:
Name:
Title:

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Exhibit B

NOTIFICATION OF DISPOSITION OF
COLLATERAL

To:          [Name of debtor, obligor, or other person to which the notification is sent]

From:      [Name, address, and telephone number of secured party]

Name of Debtor(s):  [Include only if debtor(s) are not an addressee]

[For a public disposition:]

We will sell the [describe collateral] to [the highest qualified bidder] in public as follows:

Day and Date:

Time:

Place:

[For a private disposition:]

We will sell the [describe collateral] privately sometime after [day and date].

You are entitled to an accounting of the unpaid indebtedness secured by the property that we intend to sell [or lease or license, as applicable] [for a charge of $      ].  You may request an accounting by calling us at [telephone number].